UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Nova Minerals Corp

(Exact name of registrant as specified in its charter)

Nevada	001-42132	42-1800080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 South Fiddlers Green Circle, Suite 300E Greenwood Village, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 550-4223

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	NVA	NYSE American LLC
Warrants to purchase Common Stock	NVAWS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2026, the Board of Directors (the “Board”) of Nova Minerals Corp (the “Company”), pursuant to applicable law and the Bylaws of the Company, approved an increase of the size of the Board from five directors to six directors, and appointed Josh Girnun to the Board to serve as a Class I director, effective immediately. Mr. Girnun was not initially appointed to any committee of the Board.

As compensation for his service on the Board, Mr. Girnun will receive the standard compensation for non-employee directors. There are no understandings or arrangements with any person pursuant to which Mr. Girnun was selected as a director, and Mr. Girnun is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

The Board considered the independence of Mr. Girnun under the listing standards of the NYSE American (“NYSE”) and concluded that he is an independent director under the applicable NYSE standards.

Item 7.01	Regulation FD Disclosure.

On July 1, 2026, the Company issued a press release announcing the appointment of Mr. Girnun to the Board, a copy of which is furnished as Exhibit 99.1 attached hereto.

The information furnished under this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated July 1, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA MINERALS CORP

Date: July 1, 2026	By:	/s/ Ian Pamensky
Ian Pamensky
Secretary